Exhibit 10.4

Execution Version

Northern Genesis Acquisition Corp. II

4801 Main Street, Suite 1000

Kansas City, MO 64112

January 12, 2021

Northern Genesis Sponsor II LLC

4801 Main Street, Suite 1000

Kansas City, MO 64112

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of Northern Genesis Acquisition Corp. II’s (the “Company”) securities and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Northern Genesis Sponsor II LLC (the “Sponsor”) shall make available to the Company certain office space, utilities and secretarial support as may reasonably be required by the Company (in the aggregate, the “Services”) from time to time, situated at 4801 Main Street, Suite 1000, Kansas City, MO 64112 (or any successor location). In exchange therefore, the Company shall pay the Sponsor the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. The Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The Company hereby agrees that recourse against the Sponsor in connection with the provision of the Services or any payments made in respect thereof shall be strictly limited to the termination of this agreement by the Company.

[Signature Page Follows]

Very truly yours,

NORTHERN GENESIS ACQUISITION CORP. II
By:	/s/ Ian Robertson
Name: Ian Robertson
Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

NORTHERN GENESIS SPONSOR II LLC

By:	/s/ Ian Robertson
Name: Ian Robertson
Title: Managing Member

[Signature Page to Administrative Services Agreement]